Net Loss Per Share Attributable to Common Stockholders	12 Months Ended
Dec. 31, 2021
Earnings Per Share [Abstract]
Net Loss Per Share Attributable to Common Stockholders	Net Loss Per Share Attributable to Common Stockholders
As a result of the Reverse Recapitalization, the Company has retroactively adjusted the weighted average number of shares of common stock outstanding prior to the Closing by multiplying them by the Exchange Ratio of 3.1057 used to determine the number of shares of common stock into which they converted. The following table sets forth the computation of basic and diluted net loss per share attributable to common stockholders (in thousands, except per share data):

	Years Ended December 31,
	2021		2020
	Class A	Class B	Common
Net loss attributable to common stockholders	$(8,032)	$(87,293)	$(75,234)
Weighted average shares used in computing net loss per share attributable to Class A and Class B common stockholders, basic and diluted	12,330	134,007	90,190
Net loss per share attributable to Class A and Class B common stockholders, basic and diluted	$(0.65)	$(0.65)	$(0.83)
The following potentially dilutive securities outstanding have been excluded from the computations of diluted net loss per share because such securities have an anti-dilutive impact due to losses reported (in thousands):

	As of December 31,
	2021	2020
Redeemable convertible preferred stock	—	190,477
Outstanding stock options	58,278	46,973
Unvested RSUs	2,511	—
Unvested early exercised stock options subject to repurchase	422	693
Unvested restricted stock	3,210	7,062
Contingently issuable shares	181	204
Total	64,602	245,409